Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Kewaunee Scientific Corporation (the “Company”) for the period ended January 31, 2013, I, D. Michael Parker, Senior Vice President, Finance and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	such Form 10-Q of the Company for the period ended January 31, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Form 10-Q of the Company for the period ended January 31, 2013, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2013

/s/ D. Michael Parker
D. Michael Parker
Senior Vice President, Finance and Chief Financial Officer